UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           October 23, 2006
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - Registrant's Business and Operations

ITEM 1.01. Entry into a Material Definitive Agreement.

On October 23, 2006, Laboratory Corporation of America Holdings (the “Company”) entered into an Indenture (the “Indenture”) with the Bank of New York, as Trustee (the “Trustee”), relating to a new series of Zero Coupon Convertible Subordinated Notes due 2021 (the “New Notes”) to be issued in an exchange offer (the “Exchange Offer”) of the New Notes and an exchange fee of $2.50 per $1,000 aggregate principal amount at maturity (the “Exchange Fee”) for all of the Company’s outstanding Liquid Yield Option™ Notes due 2021 (the “Old Notes”), pursuant to the terms of the Company’s Registration Statement on Form S-4 (SEC File No. 333-137553) and a related prospectus dated October 23, 2006 filed by the Company on October 23, 2006 pursuant to Rule 424(b)(3) under the Securities Exchange Act of 1934, as amended (the “Prospectus). The terms of the Indenture and the New Notes are described in the section of the Prospectus entitled Description of the New Notes, which is incorporated in this Form 8-K by reference. A copy of the Indenture is filed with this Form 8-K as Exhibit 4.1 and is incorporated in this Item 1.01 by reference.

SECTION 3 - Securities and Trading Markets

ITEM 3.02. Unregistered Sales of Equity Securities.

In connection with the expiration of the Exchange Offer, as described in Items 1.01 and 8.01 of this Form 8-K, which descriptions are incorporated in this Item 3.02 by reference, the Company is issuing $741,243,000 aggregate principal amount at maturity of New Notes. Each $1,000 principal amount at maturity of the New Notes is convertible, as described in the Indenture, into cash and up to 13.4108 shares of the Company’s common stock, subject to adjustments as described in the Indenture. The terms on which the New Notes are convertible into common stock are described in the section of the Prospectus entitled “Description of the New Notes—Conversion Rights”, which is incorporated in this Form 8-K by reference. To the extent that any common stock is issued upon conversion of the New Notes, it will be issued in transactions anticipated to be exempt from registration under the Securities Act of 1933 by virtue of Section 3(a)(9) thereof, because no commission or other remuneration is expected to be paid for soliciting the conversion of the New Notes.

SECTION 8 - Other Events

ITEM 8.01. Other Events.

The Exchange Offer expired at 5:00 p.m. New York City time on October 23, 2006. A copy of the press release announcing the final results of the Exchange Offer is attached to this Form 8-K as Exhibit 99.1 and is incorporated in this Form 8-K by reference.

SECTION 9 - Financial Statements and Exhibits

ITEM 9.01. Financial Statements and Exhibits.

4.1 Indenture, dated as of October 23, 2006, between the Company and The Bank of New York.

4.2 Form of New Note (included in Exhibit 4.1).

99.1 Press Release, dated October 24, 2006 of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: October 24, 2006	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary